Exhibit 99.1

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CASE NAME:	Guaranty Financial Group Inc.	ACCRUAL BASIS

CASE NUMBER:	09-35582

JUDGE:	Judge Houser
UNITED STATES BANKRUPTCY COURT
NORTHERN DISTRICT OF TEXAS
DALLAS     DIVISION
MONTHLY OPERATING REPORT
MONTH ENDING: May 31, 2010
IN ACCORDANCE WITH TITLE 28, SECTION 1746, OF THE UNITED STATES CODE, I DECLARE UNDER PENALTY OF PERJURY THAT I HAVE EXAMINED THE FOLLOWING MONTHLY OPERATING REPORT (ACCRUAL BASIS — 1 THROUGH ACCRUAL BASIS — 7) AND THE ACCOMPANYING ATTACHMENTS AND, TO THE BEST OF MY KNOWLEDGE, THESE DOCUMENTS ARE TRUE, CORRECT AND COMPLETE. DECLARATION OF THE PREPARER (OTHER THAN RESPONSIBLE PARTY): IS BASED ON ALL INFORMATION OF WHICH PREPARER HAS ANY KNOWLEDGE.

RESPONSIBLE PARTY:

/s/ Dennis S. Faulkner	Chief Restructuring Officer
Original Signature of Responsible Party	Title

Dennis S. Faulkner	06/09/10
Printed Name of Responsible Party	Date

PREPARER:

/s/ Jason A. Rae	Accountant
Original Signature of Preparer	Title

Jason A. Rae	06/09/10
Printed Name of Preparer	Date

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CASE NAME:	Guaranty Financial Group Inc.	ACCRUAL BASIS — 1

CASE NUMBER:	09-35582

COMPARATIVE BALANCE SHEET	(SEE GENERAL FOOTNOTE)

		AMENDED
		SCHEDULED	MONTH	MONTH	MONTH
		AMOUNT	Apr-10	May-10	Jun-10
ASSETS
1.	Unrestricted Cash	11,143,730	10,638,168	10,622,226
2.	Restricted Cash		499,865	499,865

3.	Total Cash	11,143,730	11,138,034	11,122,091

4.	Accounts Receivable (Net)
5.	Inventory
6.	Notes Receivable
7.	Prepaid Expenses	673,704	350,852	350,852
8.	Other (Attach List)	880,141	880,141	880,141

9.	Total Current Assets	12,697,575	12,369,027	12,353,084

10.	Property, Plant & Equipment
11.	Less: Accumulated Depreciation/Depletion
12.	Net Property, Plant & Equipment
13.	Due From Insiders
14.	Other Assets — Net of Amortization (Attach List)
15.	Other (Attach List)

16.	Total Assets	12,697,575	12,369,027	12,353,084

POST PETITION LIABILITIES
17.	Accounts Payable		1,530
18.	Taxes Payable
19.	Notes Payable
20.	Professional Fees		395,702	429,310
21.	Secured Debt
22.	Other (Attach List)

23.	Total Post Petition Liabilities		397,232	429,310

PRE PETITION LIABILITIES
24.	Secured Debt
25.	Priority Debt	84,031	84,031	84,031
26.	Unsecured Debt	328,632,433	328,632,433	328,632,433
27.	Other (Attach List)
28.	Total Pre Petition Liabilities	328,716,463	328,716,463	328,716,463

29.	Total Liabilities	328,716,463	329,113,695	329,145,773

EQUITY
30.	Pre Petition Owners’ Equity		(316,018,889)	(316,018,889)
31.	Post Petition Cumulative Profit Or (Loss)		(739,780)	(787,800)
32.	Direct Charges To Equity		14,000	14,000
33.	Total Equity		(316,744,669)	(316,792,689)

34.	Total Liabilities and Equity		12,369,027	12,353,084

This form  x  does ___ does not have related footnotes on Footnotes Supplement.

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CASE NAME:	Guaranty Financial Group Inc.	SUPPLEMENT TO

CASE NUMBER:	09-35582	ACCRUAL BASIS — 1

COMPARATIVE BALANCE SHEET	(SEE GENERAL FOOTNOTE)

		SCHEDULED	MONTH	MONTH	MONTH
		AMOUNT	Apr-10	May-10	Jun-10
ASSETS
A.	2008 Consolidated Return-Tax Refund	880,141	880,141	880,141
B.
C.
D.
E.

TOTAL OTHER ASSETS — LINE 8		880,141	880,141	880,141

A.
B.
C.
D.
E.

TOTAL OTHER ASSETS NET OF AMORTIZATION — LINE 14
A.	Shares of Guaranty Financial Group	Unknown
B.	Shares of Guaranty Group Capital, Inc.	Unknown
C.	Shares of Guaranty Group Ventures, Inc.	Unknown
D.	Shares of Guaranty Bank (Preferred)	Unknown
E.	Shares of Master Trust (Common)	Unknown
F.	Guaranty Holdings Inc I (Subsidiary)	Unknown
TOTAL OTHER ASSETS — LINE 15

POST PETITION LIABILITIES
A.
B.
C.
D.
E.
TOTAL OTHER POST PETITION LIABILITIES — LINE 22

PRE PETITION LIABILITIES
A.
B.
C.
D.
E.
TOTAL OTHER PRE PETITION LIABILITIES — LINE 27

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CASE NAME:	Guaranty Financial Group Inc.	ACCRUAL BASIS — 2

CASE NUMBER:	09-35582

INCOME STATEMENT	(SEE GENERAL FOOTNOTE)

		MONTH	MONTH	MONTH	QUARTER
		Apr-10	May-10	Jun-10	TOTAL
REVENUES
1.	Gross Revenues
2.	Less: Returns & Discounts
3.	Net Revenue
COST OF GOODS SOLD
4.	Material
5.	Direct Labor
6.	Direct Overhead
7.	Total Cost Of Goods Sold
8.	Gross Profit
OPERATING EXPENSES
9.	Officer / Insider Compensation
10.	Selling & Marketing
11.	General & Administrative		14,582		14,582
12.	Rent & Lease
13.	Other (Attach List)

14.	Total Operating Expenses		14,582		14,582

15.	Income Before Non-Operating Income & Expense		(14,582)		(14,582)
OTHER INCOME & EXPENSES
16.	Non-Operating Income (Att List)	403,061	169		403,230
17.	Non-Operating Expense (Att List)
18.	Interest Expense
19.	Depreciation / Depletion
20.	Amortization
21.	Other (Attach List)
22.	Net Other Income & Expenses	403,061	169		403,230
REORGANIZATION EXPENSES
23.	Professional Fees	116,100	33,608		149,708
24.	U.S. Trustee Fees	650			650
25.	Other (Attach List)

26.	Total Reorganization Expenses	116,750	33,608		150,358

27.	Income Tax

28.	Net Profit (Loss)	286,310	(48,021)		238,289

This form  X  does ___ does not have related footnotes on Footnotes Supplement.

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CASE NAME:	Guaranty Financial Group Inc.	SUPPLEMENT TO

CASE NUMBER:	09-35582	ACCRUAL BASIS — 2
INCOME STATEMENT

		MONTH	MONTH	MONTH	QUARTER
		Apr-10	May-10	Jun-10	TOTAL
OPERATING EXPENSES
A.
B.
C.
D.
E.
F.
G.
H.
I.
J.
K.
TOTAL OTHER OPERATING EXPENSES — LINE 13

OTHER INCOME & EXPENSES
A.	Interest Income	1,012	169		1,181
B.	Insurance Premium Refunds	402,049			402,049
C.
D.

TOTAL NON-OPERATING INCOME — LINE 16		403,061	169		403,230

A.
B.
C.
D.
TOTAL NON-OPERATING EXPENSE — LINE 17

REORGANIZATION EXPENSES
A.
B.
C.
D.
E.
TOTAL OTHER REORGANIZATION EXPENSES — LINE 25

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CASE NAME:	Guaranty Financial Group Inc.	ACCRUAL BASIS — 3

CASE NUMBER:	09-35582

CASH RECEIPTS AND	MONTH	MONTH	MONTH	QUARTER
DISBURSEMENTS	Apr-10	May-10	Jun-10	TOTAL
1. Cash — Beginning Of Month	10,784,416	11,138,034		10,784,416
RECEIPTS FROM OPERATIONS
2. Cash Sales
COLLECTION OF ACCOUNTS RECEIVABLE
3. Pre Petition
4. Post Petition
5. Total Operating Receipts
NON-OPERATING RECEIPTS
6. Loans & Advances (Attach List)
7. Sale of Assets
8. Other (Attach List)	403,061	169		403,230

9. Total Non-Operating Receipts	403,061	169		403,230

10. Total Receipts	403,061	169		403,230

11. Total Cash Available	11,187,477	11,138,203		11,187,646
OPERATING DISBURSEMENTS
12. Net Payroll
13. Payroll Taxes Paid
14. Sales, Use & Other Taxes Paid
15. Secured / Rental / Leases
16. Utilities
17. Insurance
18. Inventory Purchases
19. Vehicle Expenses
20. Travel
21. Entertainment
22. Repairs & Maintenance
23. Supplies
24. Advertising
25. Other (Attach List)	48,793	16,112		64,905

26. Total Operating Disbursements	48,793	16,112		64,905
REORGANIZATION DISBURSEMENTS
27. Professional Fees
28. U.S. Trustee Fees	650			650
29. Other (Attach List)
30. Total Reorganization Expenses	650			650

31. Total Disbursements	49,443	16,112		65,555

32. Net Cash Flow	353,617	(15,943)		337,674
33. Cash — End of Month	11,138,034	11,122,091		11,122,091
This form  X  does ___ does not have related footnotes on Footnotes Supplement.

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CASE NAME:	Guaranty Financial Group Inc.	SUPPLEMENT TO

CASE NUMBER:	09-35582	ACCRUAL BASIS — 3

CASH RECEIPTS AND	MONTH	MONTH	MONTH	QUARTER
DISBURSEMENTS	Apr-10	May-10	Jun-10	TOTAL
NON-OPERATING RECEIPTS
A.
B.
C.
D.
E.
TOTAL LOANS & ADVANCES- LINE 6

A. Interest	1,012	169		1,181
B. Refund — Insurance Premiums	402,049			402,049
C.
D.
E.

TOTAL OTHER NON-OPERATING RECEIPTS — LINE 8	403,061	169		403,230

OPERATING DISBURSEMENTS
A. Bowne	48,793	3,001		51,794
B. Litigation Solution		11,284		11,284
C. Computershare		1,827		1,827
D.
E.
F.
G.
H.

TOTAL OTHER OPERATING DISBURSEMENTS — LINE 25	48,793	16,112		64,905

REORGANIZATION DISBURSEMENTS
A.
B.
C.
D.
E.
TOTAL OTHER REORGANIZATION DISBURSEMENTS — LINE 29

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CASE NAME:	Guaranty Financial Group Inc.	ACCRUAL BASIS — 4

CASE NUMBER:	09-35582	(SEE GENERAL FOOTNOTE)

	SCHEDULED	MONTH	MONTH	MONTH
ACCOUNTS RECEIVABLE AGING	AMOUNT	Apr-10	May-10	Jun-10
1. 0 - 30
2. 31 - 60
3. 61 - 90
4. 91 +
5. Total Accounts Receivable
6. (Amount Considered Uncollectible)
7. Accounts Receivable (Net)
MONTH: May-10
AGING OF POST PETITION TAXES AND PAYABLES

	0 - 30	31 - 60	61 - 90	91 +
TAXES PAYABLE	DAYS	DAYS	DAYS	DAYS	TOTAL
1. Federal
2. State
3. Local
4. Other (Attach List)
5. Total Taxes Payable

6. Accounts Payable
MONTH: May-10
STATUS OF POST PETITION TAXES

	BEGINNING TAX	AMOUNT WITHHELD		ENDING TAX
FEDERAL	LIABILITY *	AND/OR ACCRUED	(AMOUNT PAID)	LIABILITY
1. Withholding **
2. FICA — Employee **
3. FICA — Employer **
4. Unemployment
5. Other — Misc Adj
6. Other- Earned Income Credit

7. Total Federal Taxes	—	—	—	—

STATE AND LOCAL
8. Withholding
9. Sales
10. Excise
11. Unemployment
12. Real Property
13. Personal Property
14. Other (Attach List)	—

15. Total State And Local	—

16. Total Taxes	—

*	The beginning tax liability should represent the liability from the prior month or, if this is the first operating report, the amount should be zero.

**	Attach photocopies of IRS Form 6123 or your FTD coupon and payment receipt to verify payment of deposit.
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CASE NAME:	Guaranty Financial Group Inc.	ACCRUAL BASIS — 5

CASE NUMBER:	09-35582
The debtor in possession must complete the reconciliation below for each bank account, including all general, payroll and tax accounts, as well as all savings and investment accounts, money market accounts, certificates of deposit, government obligations, etc. Accounts with restricted funds should be identified by placing an asterisk next to the account number. Attach additional sheets if necessary.
MONTH: May-10

BANK RECONCILIATIONS	Account # 1	Account # 2	Account # 3	Other Accounts	TOTAL
A. BANK:	Bank of America	Bank of America	Bank of America	(Attach List)
B. ACCOUNT NUMBER:	4429005271	4429005268	4429005284
C. PURPOSE (TYPE):	Operating	GFG Shareholder	GFG GB Cash
		Svcs-MMKT	(Stanford Realty)
			MMKT
1. Balance Per Bank Statement	0.00	522,538	1,794,948	8,804,605	11,122,091
2. Add: Total Deposits Not Credited
3. Subtract: Outstanding Checks
4. Other Reconciling Items
5. Month End Balance Per Books	0.00	522,538	1,794,948	8,804,605	11,122,091
6. Number of Last Check Written	3028	N/A

INVESTMENT ACCOUNTS

	DATE OF			PURCHASE	CURRENT
BANK, ACCOUNT NAME & NUMBER	PURCHASE	TYPE OF INSTRUMENT		PRICE	VALUE
7.
8.
9.
10. (Attach List)
11. Total Investments

CASH
12. Currency On Hand

13. Total Cash — End of Month					11,122,091

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CASE NAME:	Guaranty Financial Group Inc.	SUPPLEMENT TO

CASE NUMBER:	09-35582	ACCRUAL BASIS — 5
MONTH: May-10
BANK RECONCILIATIONS

A. BANK:	Bank of America	Bank of America	Bank of America		TOTAL
B. ACCOUNT NUMBER:	4429005297	4429005307	4429005307		OTHER BANK
C. PURPOSE (TYPE):	GFG WCMA Treasury Fund	GFG Operating MMKT	GFG Reserve MMKT		ACCOUNTS
1. Balance Per Bank Statement	24,405	8,280,334	499,865		8,804,605
2. Add: Total Deposits Not Credited
3. Subtract: Outstanding Checks
4. Other Reconciling Items
5. Month End Balance Per Books	24,405	8,280,334	499,865		8,804,605
6. Number of Last Check Written	N/A	N/A	N/A

INVESTMENT ACCOUNTS

	DATE OF	TYPE OF		PURCHASE	CURRENT
BANK, ACCOUNT NAME & NUMBER	PURCHASE	INSTRUMENT		PRICE	VALUE

A.
B.
C.
D.
E. Total Investments

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CASE NAME:	Guaranty Financial Group Inc.	ACCRUAL BASIS — 6

CASE NUMBER:	09-35582
MONTH: May-10
PAYMENTS TO INSIDERS AND PROFESSIONALS
Of the Total Disbursements shown for the month, list the amount paid to Insiders (as defined in Section 101 (31) (A) — (F) of the U.S. Bankruptcy Code) and to Professionals. Also, for payments to Insiders, identify the type of compensation paid (e.g. salary, bonus, commissions, insurance, housing allowance, travel, car allowance, etc.). Attach additional sheets if necessary.
INSIDERS

	TYPE OF	AMOUNT	TOTAL PAID
NAME	PAYMENT	PAID	TO DATE
1.
2.
3.
4.
5.
6.
7.
8. (Attach List)
9. Total Payments To Insiders
PROFESSIONALS

	DATE OF
	COURT ORDER				TOTAL
	AUTHORIZING	AMOUNT	AMOUNT	TOTAL PAID	INCURRED &
NAME	PAYMENT	APPROVED	PAID	TO DATE	UNPAID *
1. Lain, Faulkner & Co.	12/29/09			127,331	101,961
2. Haynes & Boone	12/29/09			285,289	327,349
3.
4.
5. (Attach List)

6. Total Payments To Professionals				412,620	429,310

*	Include all fees incurred, both approved and unapproved
POST PETITION STATUS OF SECURED NOTES, LEASES PAYABLE AND ADEQUATE PROTECTION PAYMENTS

	SCHEDULED	AMOUNTS	TOTAL
	MONTHLY	PAID DURING	UNPAID POST
NAME OF CREDITOR	PAYMENTS DUE	MONTH	PETITION
1.	$—
2.
3.
5. (Attach List)

6. TOTAL		$—	$—

This form  X  does ___ does not have related footnotes on Footnotes Supplement.

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CASE NAME:	Guaranty Financial Group Inc.	ACCRUAL BASIS — 7

CASE NUMBER:	09-35582
MONTH: May-10
QUESTIONNAIRE

		YES	NO
1.	Have any Assets been sold or transferred outside the normal course of business this reporting period?		X

2.	Have any funds been disbursed from any account other than a debtor in possession account?		X

3.	Are any Post Petition Receivables (accounts, notes, or loans) due from related parties?		X

4.	Have any payments been made on Pre Petition Liabilities this reporting period?		X

5.	Have any Post Petition Loans been received by the debtor from any party?		X

6.	Are any Post Petition Payroll Taxes past due?		X

7.	Are any Post Petition State or Federal Income Taxes past due?		X

8.	Are any Post Petition Real Estate Taxes past due?		X

9.	Are any other Post Petition Taxes past due?		X

10.	Are any amounts owed to Post Petition creditors delinquent?		X

11.	Have any Pre Petition Taxes been paid during the reporting period?		X

12.	Are any wage payments past due?		X
If the answer to any of the above questions is “Yes”, provide a detailed explanation of each item. Attach additional sheets if necessary.
INSURANCE

		YES	NO
1.	Are Worker’s Compensation, General Liability and other necessary insurance coverages in effect?	See Below

2.	Are all premium payments paid current?	See Below

3.	Please itemize policies below.
If the answer to any of the above questions is “No”, or if any policies have been canceled or not renewed during this reporting period, provide an explanation below. Attach additional sheets if necessary.
INSTALLMENT PAYMENTS

PAYMENT
AMOUNT &
TYPE OF POLICY	CARRIER	PERIOD COVERED	FREQUENCY
See attached support schedule
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Guaranty Financial Group Inc.	Case No: 09-35582-BJH-11
Insurance Support Schedule

Payment
Amount &
Type of Policy	Carrier	Period Coverd	Frequency

General Liability	Indian Harbor Insurance Company	07/01/09 - 07/01/10	Paid in Full

General Liability — Mortgagee in Possession	Lexington Insurance Company	10/27/08 - 10/27/11	Paid in Full

Automobile Liability	The Hartford Insurance Company	07/01/09 - 07/01/10	Paid in Full

Umbrella Liability	The Travelers Companies, Inc.	07/01/09 - 07/01/10	Paid in Full

Umbrella Liability — Excess Coverage	Ohio Casualty Insurance Company	07/01/09 - 07/01/10	Paid in Full

Corporate Property	C N A Large Property	07/01/09 - 07/01/10	Paid in Full

Insurance Agents E&O	AIU Holdings	08/06/09 - 08/06/10	Paid in Full

Special Extortion	AIG World Source	10/01/07 - 10/01/10	Paid in Full

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CASE NAME:	Guaranty Financial Group Inc.	FOOTNOTES

CASE NUMBER:	09-35582	ACCRUAL BASIS

MONTH: May-10

ACCRUAL
BASIS FORM	LINE
NUMBER	NUMBER	FOOTNOTE / EXPLANATION

General		The Office of Thrift Supervision appointed the FDIC as receiver for Guaranty Bank, an indirect subsidiary of the Debtor on August 21, 2009. The Debtor subsequently filed its petition with the U.S. Bankruptcy Court on August 27, 2009.

Accrual 1	1	Pursuant to the Order Implementing the Requirements of Section 345(B) of the Bankruptcy Code and the Region VI, Northern District of Texas, Guidelines for Chapter 11 Debtors-In-Possession filed on September 3, 2009, the Debtor’s transferred cash to its debtor-in-possession bank accounts.

Accrual 1	2	The Debtors and the FDIC contemplate that during the administration of this Chapter 11 case, certain assets, refunds and other recoveries, including, for example, tax refunds, insurance premium refunds and insurance recoveries (the “Reserve Funds”), will be paid to either the Debtors or the FDIC as receiver of Guaranty Bank. The Debtors and the FDIC may dispute the ownership of the Reserve Funds. They have agreed that the Reserve Funds will be deposited into a separate and segregated account at Bank of America. This amount represents the Reserve Funds plus accrued interest received through the filing of this report.

Accrual 1	8	Since the tax returns are filed on a consolidated basis, any refunds received should be allocated among the consolidating entities. The amount of the allocations are unknown at this time.

Accrual 1 Accrual 6	7, 32	The payments listed on Item 9 “Payments Related to Debt Counseling or Bankruptcy” of the Debtor’s Statement of Financial Affairs include a residual retainer balance of $14,000 for Haynes & Boone. The retainer balance is disclosed in Haynes and Boone’s First Interim Fee Application that was filed in December 2009.